                                                      Exhibit 99.2
--------------------------------------------------------------------------------
                                                      Monthly Operating Report

  ---------------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.                  ACCRUAL BASIS
  ---------------------------------------------

  ---------------------------------------------
  CASE NUMBER: 400-42142-BJH-11                       02/13/95, RWD, 2/96
  ---------------------------------------------

  ---------------------------------------------
  JUDGE: BARBARA J. HOUSER
  ---------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2002


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

  RESPONSIBLE PARTY:

  /s/ Drew Keith                                   CHIEF FINANCIAL OFFICER
  ----------------------------------------------   -----------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

  DREW KEITH                                               5/20/2002
  ----------------------------------------------   -----------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                          DATE

  PREPARER:

  /s/ Kevin K. Craig                               CONTROLLER, KITTY HAWK INC.
  ----------------------------------------------   -----------------------------
  ORIGINAL SIGNATURE OF PREPARER                            TITLE

  KEVIN K. CRAIG                                           5/20/2002
  ----------------------------------------------   -----------------------------
  PRINTED NAME OF PREPARER                                   DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

 --------------------------------------------
 CASE NAME: KITTY HAWK AIRCARGO, INC.                            ACCRUAL BASIS-1
 --------------------------------------------

 --------------------------------------------
 CASE NUMBER: 400-42142-BJH-11                        02/13/95, RWD, 2/96
 --------------------------------------------

 --------------------------------------------

 COMPARATIVE BALANCE SHEET

 -----------------------------------------------------------------------------------------------------------------------------------
                                                           SCHEDULE                   MONTH                MONTH         MONTH
                                                                         -----------------------------------------------------------
 ASSETS                                                     AMOUNT                     APRIL, 2002          MAY, 2002     JUNE, 2002
 -----------------------------------------------------------------------------------------------------------------------------------
  1.      UNRESTRICTED CASH                                   $     16,904                ($2,183)             $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  2.      RESTRICTED CASH                                     $          0            $         0              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  3.      TOTAL CASH                                          $     16,904                ($2,183)             $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  4.      ACCOUNTS RECEIVABLE (NET)                           $ 29,303,045            $   882,400              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  5.      INVENTORY                                           $  1,508,508            $ 1,041,367              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  6.      NOTES RECEIVABLE                                    $          0            $         0              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  7.      PREPAID EXPENSES                                    $  2,294,717            $ 3,224,226              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  8.      OTHER (ATTACH LIST)                                 $111,256,463           ($20,011,617)             $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  9.      TOTAL CURRENT ASSETS                                $144,379,636           ($14,865,807)             $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  10.     PROPERTY, PLANT & EQUIPMENT                         $166,772,560            $50,599,143              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  11.     LESS: ACCUMULATED
          DEPRECIATION / DEPLETION                            $          0            $38,434,501              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  12.     NET PROPERTY, PLANT &
          EQUIPMENT                                           $166,772,560            $12,164,642              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  13.     DUE FROM INSIDERS
 -----------------------------------------------------------------------------------------------------------------------------------
  14.     OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)                          $          0            $ 2,020,460              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  15.     OTHER (ATTACH LIST)                                 $          0
 -----------------------------------------------------------------------------------------------------------------------------------
  16.     TOTAL ASSETS                                        $311,152,196              ($680,705)             $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
 POSTPETITION LIABILITIES
 -----------------------------------------------------------------------------------------------------------------------------------
  17.     ACCOUNTS PAYABLE                                                            $   333,732              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  18.     TAXES PAYABLE                                                               $     4,500              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  19.     NOTES PAYABLE                                                               $         0              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  20.     PROFESSIONAL FEES                                                           $         0              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  21.     SECURED DEBT                                                                $ 5,734,875              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  22.     OTHER (ATTACH LIST)                                                        ($46,881,002)             $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  23.     TOTAL POSTPETITION
          LIABILITIES                                                                ($40,807,895)             $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
 PREPETITION LIABILITIES
 -----------------------------------------------------------------------------------------------------------------------------------
  24.     SECURED DEBT                                                                $         0              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  25.     PRIORITY DEBT                                       $  2,177,962            $         0              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  26.     UNSECURED DEBT                                      $184,252,878            $29,605,209              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  27.     OTHER (ATTACH LIST)                                 $          0            $19,313,688              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  28.     TOTAL PREPETITION LIABILITIES                       $186,430,840            $48,918,897              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  29.     TOTAL LIABILITIES                                   $186,430,840            $ 8,111,002              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
EQUITY
 -----------------------------------------------------------------------------------------------------------------------------------
  30.     PREPETITION OWNERS' EQUITY                                                  $69,645,449              $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  31.     POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)                                                           ($78,437,156)             $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  32.     DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)                                                        $         0
 -----------------------------------------------------------------------------------------------------------------------------------
  33.     TOTAL EQUITY                                        $          0            ($8,791,707)             $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
  34.     TOTAL LIABILITIES &
          OWNERS' EQUITY                                      $186,430,840              ($680,705)             $   0           $  0
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                      $         0              $   0           $  0

--------------------------------------------------------------------------------

================================================================================
                                                      Monthly Operating Report

 --------------------------------------------
 CASE NAME: KITTY HAWK AIRCARGO, INC.              ACCRUAL BASIS-2
 --------------------------------------------

 --------------------------------------------
 CASE NUMBER: 400-42142-BJH-11                        02/13/95, RWD, 2/96
 --------------------------------------------

 ------------------------------------
 INCOME STATEMENT
 --------------------------------------------------------------------------------------------------------------------------------
                                                           MONTH                MONTH              MONTH               QUARTER
                                                        ---------------------------------------------------
 REVENUES                                                APRIL, 2002          MAY, 2002          JUNE, 2002             TOTAL
 --------------------------------------------------------------------------------------------------------------------------------
 1.       GROSS REVENUES                                $    184,854                 $0                  $0         $     184,854
 --------------------------------------------------------------------------------------------------------------------------------
 2.       LESS: RETURNS & DISCOUNTS                     $          0                 $0                  $0         $           0
 --------------------------------------------------------------------------------------------------------------------------------
 3.       NET REVENUE                                   $    184,854                 $0                  $0         $     184,854
 --------------------------------------------------------------------------------------------------------------------------------
 COST OF GOODS SOLD
 --------------------------------------------------------------------------------------------------------------------------------
 4.       MATERIAL                                      $          0                 $0                  $0         $           0
 --------------------------------------------------------------------------------------------------------------------------------
 5.       TOTAL CASH                                    $          0                 $0                  $0         $           0
 --------------------------------------------------------------------------------------------------------------------------------
 6.       DIRECT OVERHEAD                               $          0                 $0                  $0         $           0
 --------------------------------------------------------------------------------------------------------------------------------
 7.       TOTAL COST OF GOODS SOLD                      $          0                 $0                  $0         $           0
 --------------------------------------------------------------------------------------------------------------------------------
 8.       GROSS PROFIT                                  $    184,854                 $0                  $0         $     184,854
 --------------------------------------------------------------------------------------------------------------------------------
 OPERATING EXPENSES
 --------------------------------------------------------------------------------------------------------------------------------
 9.       OFFICER / INSIDER  COMPENSATION               $     25,625                 $0                  $0         $      25,625
 --------------------------------------------------------------------------------------------------------------------------------
 10.      SELLING & MARKETING                           $        414                 $0                  $0         $         414
 --------------------------------------------------------------------------------------------------------------------------------
 11.      GENERAL & ADMINISTRATIVE                      $    172,809                 $0                  $0         $     172,809
 --------------------------------------------------------------------------------------------------------------------------------
 12.      RENT & LEASE                                  $    793,649                 $0                  $0         $     793,649
 --------------------------------------------------------------------------------------------------------------------------------
 13.      OTHER (ATTACH LIST)                           $  2,717,143                 $0                  $0         $   2,717,143
 --------------------------------------------------------------------------------------------------------------------------------
 14.      TOTAL OPERATING EXPENSES                      $  3,709,640                 $0                  $0         $   3,709,640
 --------------------------------------------------------------------------------------------------------------------------------
 15.      INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                               ($3,524,786)                $0                  $0           ($3,524,786)
 --------------------------------------------------------------------------------------------------------------------------------
 OTHER INCOME & EXPENSES
 --------------------------------------------------------------------------------------------------------------------------------
 16.      NON-OPERATING INCOME (ATT. LIST)                  ($16,096)                $0                  $0              ($16,096)
 --------------------------------------------------------------------------------------------------------------------------------
 17.      NON-OPERATING EXPENSE (ATT. LIST)             $          0                 $0                  $0         $           0
 --------------------------------------------------------------------------------------------------------------------------------
 18.      INTEREST EXPENSE                              $          0                 $0                  $0         $           0
 --------------------------------------------------------------------------------------------------------------------------------
 19.      DEPRECIATION / DEPLETION                      $     69,977                 $0                  $0         $      69,977
 --------------------------------------------------------------------------------------------------------------------------------
 20.      AMORTIZATION                                  $          0                 $0                  $0         $           0
 --------------------------------------------------------------------------------------------------------------------------------
 21.      OTHER (ATTACH LIST)                            ($3,564,522)                $0                  $0           ($3,564,522)
 --------------------------------------------------------------------------------------------------------------------------------
 22.      NET OTHER INCOME & EXPENSES                    ($3,510,641)                $0                  $0           ($3,510,641)
 --------------------------------------------------------------------------------------------------------------------------------
 REORGANIZATION EXPENSES
 --------------------------------------------------------------------------------------------------------------------------------
 23.      PROFESSIONAL FEES                             $          0                 $0                  $0         $           0
 --------------------------------------------------------------------------------------------------------------------------------
 24.      U.S. TRUSTEE FEES                             $          0                 $0                  $0         $           0
 --------------------------------------------------------------------------------------------------------------------------------
 25.      OTHER (ATTACH LIST)                           $          0                 $0                  $0         $           0
 --------------------------------------------------------------------------------------------------------------------------------
 26.      TOTAL REORGANIZATION EXPENSES                 $          0                 $0                  $0         $           0
 --------------------------------------------------------------------------------------------------------------------------------
 27.      INCOME TAX                                         ($5,658)                $0                  $0               ($5,658)
 --------------------------------------------------------------------------------------------------------------------------------
 28.      NET PROFIT (LOSS)                                  ($8,487)                $0                  $0               ($8,487)
 --------------------------------------------------------------------------------------------------------------------------------
                                                        $          0                 $0                  $0

================================================================================

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

 -----------------------------------------
 CASE NAME: KITTY HAWK AIRCARGO, INC.            ACCRUAL BASIS-3
 -----------------------------------------

 -----------------------------------------
 CASE NUMBER: 400-42142-BJH-11                        02/13/95, RWD, 2/96
 -----------------------------------------

 --------------------------------------------------------------------------------------------------------------------------------
 CASH RECEIPTS AND                                       MONTH                     MONTH            MONTH            QUARTER
                                                     -------------------------------------------------------
 DISBURSEMENTS                                         APRIL, 2002               MAY, 2002        JUNE, 2002          TOTAL
 --------------------------------------------------------------------------------------------------------------------------------
 1.     CASH - BEGINNING OF MONTH                          ($2,183)                ($2,183)          ($2,183)            ($2,183)
 --------------------------------------------------------------------------------------------------------------------------------
 RECEIPTS FROM OPERATIONS
 --------------------------------------------------------------------------------------------------------------------------------
 2.     CASH SALES                                   $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 COLLECTION OF ACCOUNTS RECEIVABLE
 --------------------------------------------------------------------------------------------------------------------------------
 3.     PREPETITION                                  $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 4.     TOTAL CASH                                   $   1,529,105               $       0        $        0       $   1,529,105
 --------------------------------------------------------------------------------------------------------------------------------
 5.     TOTAL OPERATING RECEIPTS                     $   1,529,105               $       0        $        0       $   1,529,105
 --------------------------------------------------------------------------------------------------------------------------------
 NON - OPERATING RECEIPTS
 --------------------------------------------------------------------------------------------------------------------------------
 6.     LOANS & ADVANCES (ATTACH LIST)               $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 7.     SALE OF ASSETS                               $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 8.     OTHER (ATTACH LIST)                            ($1,529,105)              $       0        $        0         ($1,529,105)
 --------------------------------------------------------------------------------------------------------------------------------
 9.     TOTAL NON-OPERATING RECEIPTS                   ($1,529,105)              $       0        $        0         ($1,529,105)
 --------------------------------------------------------------------------------------------------------------------------------
 10.    TOTAL RECEIPTS                               $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 11.    TOTAL CASH AVAILABLE                               ($2,183)                ($2,183)          ($2,183)            ($2,183)
 --------------------------------------------------------------------------------------------------------------------------------
 OPERATING DISBURSEMENTS
 --------------------------------------------------------------------------------------------------------------------------------
 12.    NET PAYROLL                                  $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 13.    PAYROLL TAXES PAID                           $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 14.    SALES, USE & OTHER TAXES PAID                $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 15.    SECURED / RENTAL / LEASES                    $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 16.    UTILITIES                                    $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 17.    INSURANCE                                    $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 18.    INVENTORY PURCHASES                          $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 19.    VEHICLE EXPENSES                             $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 20.    TRAVEL                                       $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 21.    ENTERTAINMENT                                $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 22.    REPAIRS & MAINTENANCE                        $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 23.    SUPPLIES                                     $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 24.    ADVERTISING                                  $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 25.    OTHER (ATTACH LIST)                          $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 26.    TOTAL OPERATING DISBURSEMENTS                $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 REORGANIZATION EXPENSES
 --------------------------------------------------------------------------------------------------------------------------------
 27.    PROFESSIONAL FEES                            $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 28.    U.S. TRUSTEE FEES                            $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 29.    OTHER (ATTACH LIST)                          $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 30.    TOTAL REORGANIZATION EXPENSES                $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 31.    TOTAL DISBURSEMENTS                          $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 32.    NET CASH FLOW                                $           0               $       0        $        0       $           0
 --------------------------------------------------------------------------------------------------------------------------------
 33.    CASH - END OF MONTH                                ($2,183)                ($2,183)          ($2,183)            ($2,183)
 --------------------------------------------------------------------------------------------------------------------------------
                                                     $           0

================================================================================
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

 -----------------------------------------------
 CASE NAME: KITTY HAWK AIRCARGO, INC.               ACCRUAL BASIS-4
 -----------------------------------------------

 -----------------------------------------------
 CASE NUMBER: 400-42142-BJH-11                         02/13/95, RWD, 2/96
 -----------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------
                                                          SCHEDULE           MONTH               MONTH                MONTH
                                                                          ---------------------------------------------------
 ACCOUNTS RECEIVABLE AGING                                 AMOUNT         APRIL, 2002          MAY, 2002           JUNE, 2002
 ----------------------------------------------------------------------------------------------------------------------------
 1.      0-30                                            $27,808,237       $  357,517           $      0            $      0
 ----------------------------------------------------------------------------------------------------------------------------
 2.      31-60                                           $   648,873       $    7,650           $      0            $      0
 ----------------------------------------------------------------------------------------------------------------------------
 3.      61-90                                           $   923,454       $  192,795           $      0            $      0
 ----------------------------------------------------------------------------------------------------------------------------
 4.      91+                                                ($77,519)      $1,740,216           $      0            $      0
 ----------------------------------------------------------------------------------------------------------------------------
 5.      TOTAL ACCOUNTS RECEIVABLE                       $29,303,045       $2,298,178           $      0            $      0
 ----------------------------------------------------------------------------------------------------------------------------
 6.      TOTAL CASH
 ----------------------------------------------------------------------------------------------------------------------------
 7.      ACCOUNTS RECEIVABLE (NET)                       $29,303,045       $2,298,178           $      0            $      0
 ----------------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------

 AGING OF POSTPETITION TAXES AND PAYABLES                                     MONTH: APRIL, 2002
                                                                                     ----------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------
                                            0-30            31-60             61-90               91+
 TAXES PAYABLE                              DAYS            DAYS              DAYS                DAYS               TOTAL
 ----------------------------------------------------------------------------------------------------------------------------
 1.      FEDERAL                          $      0       $         0       $        0           $      0            $      0
 ----------------------------------------------------------------------------------------------------------------------------
 2.      STATE                            $  4,500       $         0       $        0           $      0            $  4,500
 ----------------------------------------------------------------------------------------------------------------------------
 3.      LOCAL                            $      0       $         0       $        0           $      0            $      0
 ----------------------------------------------------------------------------------------------------------------------------
 4.      OTHER (ATTACH LIST)              $      0       $         0       $        0           $      0            $      0
 ----------------------------------------------------------------------------------------------------------------------------
 5.      TOTAL TAXES PAYABLE              $  4,500       $         0       $        0           $      0            $  4,500
 ----------------------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------------------
 6.      ACCOUNTS PAYABLE                 $126,281       $     4,974       $   23,010           $179,467            $333,732
 ----------------------------------------------------------------------------------------------------------------------------

                                                                                                                    $      0
 -------------------------------------------------

 STATUS OF POSTPETITION TAXES                                                 MONTH: APRIL, 2002
                                                                                     ----------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------
                                                          BEGINNING           AMOUNT                                  ENDING
                                                             TAX           WITHHELD AND/         AMOUNT                TAX
 FEDERAL                                                  LIABILITY*        OR ACCRUED            PAID              LIABILITY
 ----------------------------------------------------------------------------------------------------------------------------
 1.      WITHHOLDING**                                   $         0       $  549,951           $549,951            $      0
 ----------------------------------------------------------------------------------------------------------------------------
 2.      FICA-EMPLOYEE**                                 $         0                                                $      0
 ----------------------------------------------------------------------------------------------------------------------------
 3.      FICA-EMPLOYER**                                 $         0                                                $      0
 ----------------------------------------------------------------------------------------------------------------------------
 4.      UNEMPLOYMENT                                    $         0                                                $      0
 ----------------------------------------------------------------------------------------------------------------------------
 5.      INCOME                                          $         0       $        0           $      0            $      0
 ----------------------------------------------------------------------------------------------------------------------------
 6.      OTHER (ATTACH LIST)                             $         0                                                $      0
 ----------------------------------------------------------------------------------------------------------------------------
 7.      TOTAL FEDERAL TAXES                             $         0       $  549,951           $549,951            $      0
 ----------------------------------------------------------------------------------------------------------------------------
 STATE AND LOCAL
 ----------------------------------------------------------------------------------------------------------------------------
 8.      WITHHOLDING                                     $         0                                                $      0
 ----------------------------------------------------------------------------------------------------------------------------
 9.      SALES                                           $         0                                                $      0
 ----------------------------------------------------------------------------------------------------------------------------
 10.     EXCISE                                          $     4,351       $    4,500           $  4,351            $  4,500
 ----------------------------------------------------------------------------------------------------------------------------
 11.     UNEMPLOYMENT                                    $         0                                                $      0
 ----------------------------------------------------------------------------------------------------------------------------
 12.     REAL PROPERTY                                   $         0                                                $      0
 ----------------------------------------------------------------------------------------------------------------------------
 13.     PERSONAL PROPERTY                               $         0       $        0           $      0            $      0
 ----------------------------------------------------------------------------------------------------------------------------
 14.     OTHER (ATTACH LIST)                             $         0                                                $      0
 ----------------------------------------------------------------------------------------------------------------------------
 15.     TOTAL STATE & LOCAL                             $     4,351       $    4,500           $  4,351            $  4,500
 ----------------------------------------------------------------------------------------------------------------------------
 16.     TOTAL TAXES                                     $     4,351       $  554,451           $554,302            $  4,500
 ----------------------------------------------------------------------------------------------------------------------------

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
 ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                 ACCRUAL BASIS-5
---------------------------------------------------

---------------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

         TOTAL CASH                                                      MONTH: APRIL, 2002
----------------------------------------                                        ----------------------------------------------------
BANK RECONCILIATIONS
                                                            Account #1              Account #2          Account #3
------------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                       Bank One                 Bank One
-------------------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                                      100130152              1589845773                      TOTAL
-------------------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                            Operating Account        Auction Proceeds
------------------------------------------------------------------------------------------------------------------------------------
1.       BALANCE PER BANK STATEMENT                                     $ 0                      $0                             $ 0
------------------------------------------------------------------------------------------------------------------------------------
2.       ADD: TOTAL DEPOSITS NOT CREDITED                               $ 0                      $0                             $ 0
------------------------------------------------------------------------------------------------------------------------------------
3.       SUBTRACT: OUTSTANDING CHECKS                                   $ 0                      $0                             $ 0
------------------------------------------------------------------------------------------------------------------------------------
4.       OTHER RECONCILING ITEMS                                        $16                      $0                             $16
------------------------------------------------------------------------------------------------------------------------------------
5.       MONTH END BALANCE PER BOOKS                                    $16                      $0        $0                   $16
------------------------------------------------------------------------------------------------------------------------------------
6.       NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------
INVESTMENT ACCOUNTS

------------------------------------------------------------------------------------------------------------------------------------
                                                        DATE OF            TYPE OF         PURCHASE           CURRENT

BANK, ACCOUNT NAME & NUMBER                            PURCHASE          INSTRUMENT         PRICE              VALUE
------------------------------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------------------------
11.   TOTAL INVESTMENTS                                                                       $0                 $0
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------
CASH

------------------------------------------------------------------------------------------------------------------------------------
12.      CURRENCY ON HAND                                                                                   ($2,199)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
13.      TOTAL CASH - END OF MONTH                                                                          ($2,183)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.           ACCRUAL BASIS-6
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------------

                                                        MONTH: APRIL, 2002

--------------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPETOTALONCASHID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                    INSIDERS
--------------------------------------------------------------------------------
                                 TYPE OF              AMOUNT          TOTAL PAID
        NAME                     PAYMENT               PAID             TO DATE
--------------------------------------------------------------------------------
1.   Clark Stevens               Salary              $13,750         $  457,914
--------------------------------------------------------------------------------
2.   Donny Scott                 Salary              $11,875         $  524,790
--------------------------------------------------------------------------------
3.   Susan Hawley                Salary              $     0         $   41,667
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                     $25,625         $1,024,371
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            PROFESSIONALS

------------------------------------------------------------------------------------------------------------------------------------
                                        DATE OF COURT                                                                        TOTAL
                                      ORDER AUTHORIZING         AMOUNT              AMOUNT           TOTAL PAID            INCURRED
                   NAME                    PAYMENT             APPROVED              PAID              TO DATE            & UNPAID *
------------------------------------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
------------------------------------------------------------------------------------------------------------------------------------
2.

------------------------------------------------------------------------------------------------------------------------------------
3.

------------------------------------------------------------------------------------------------------------------------------------
4.

------------------------------------------------------------------------------------------------------------------------------------
5.

------------------------------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                             $0                  $0                 $0                   $0
------------------------------------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          SCHEDULED     AMOUNTS
                                           MONTHLY       PAID           TOTAL
                                          PAYMENTS      DURING         UNPAID
        NAME OF CREDITOR                     DUE         MONTH      POSTPETITION
--------------------------------------------------------------------------------
1.   PEGASUS                                  $0           $0             $0 *
--------------------------------------------------------------------------------
2.   CORPORATE TRUST/TRANSAMERICA             $0           $0             $0
--------------------------------------------------------------------------------
3.   PROVIDENT                                $0           $0             $0 *
--------------------------------------------------------------------------------
4.   COAST BUSINESS                           $0           $0             $0 *
--------------------------------------------------------------------------------
5.   WELLS FARGO                              $0           $0             $0
--------------------------------------------------------------------------------
6.   TOTAL                                    $0           $0             $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                      Monthly Operating Report
------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.          ACCRUAL BASIS-7
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42142-BJH-11                         02/13/95, RWD, 2/96
------------------------------------------

                                              MONTH: APRIL, 2002
                                                     --------------

--------------------------------------------------
QUESTIONNAIRE

-------------------------------------------------------------------------------------------------------------
                                                                                YES               NO
-------------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                            X
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
-------------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                              X
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
-------------------------------------------------------------------------------------------------------------
3.    TOTAL CASH                                                                                  X
      LOANS) DUE FROM RELATED PARTIES?
-------------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                      X
      THIS REPORTING PERIOD?
-------------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                            X
      DEBTOR FROM ANY PARTY?
-------------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                X
-------------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                          X
      PAST DUE?
-------------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                            X
-------------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                  X
-------------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                              X
      DELINQUENT?
-------------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                             X
      REPORTING PERIOD?
-------------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                             X
-------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------
INSURANCE
-------------------------------------------------------------------------------------------------------------
                                                                                 YES                NO
-------------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                      X
      NECESSARY INSURANCE COVERAGES IN EFFECT?
-------------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                      X
-------------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                         INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------------------------------
           TYPE OF                                                              PAYMENT AMOUNT
           POLICY                  CARRIER                PERIOD COVERED        & FREQUENCY
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
      SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

================================================================================

-----------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                       FOOTNOTES SUPPLEMENT
-----------------------------------------------

-----------------------------------------------
CASE NUMBER:  400-42142-BJH-11                             ACCRUAL BASIS
-----------------------------------------------

                                           MONTH:              APRIL, 2002
                                                  -----------------------------

------------------------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS        LINE
  FORM NUMBER        NUMBER                              FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      2                 13           SFAS 121 Writedown of $61,041,310 of Assets, due to USPS W-Net cancel 8/01
------------------------------------------------------------------------------------------------------------------------------------
                                       SFAS 121 Writedown Adjustment of $257,832 in 9/01 & $27,211 in 10/01
------------------------------------------------------------------------------------------------------------------------------------
                                     SFAS 121 Writedown of $28,049,825 of Assets in 12/01, due to Economy-Post 911
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      3                  8           All cash received into the subsidiary cash account is swept
------------------------------------------------------------------------------------------------------------------------------------
                                       each night to Kitty Hawk, Inc. Master Account
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       3                31           All disbursements (either by wire transfer or check), including payroll, are
------------------------------------------------------------------------------------------------------------------------------------
                                       disbursed out of the Kitty Hawk, Inc. controlled disbursement
------------------------------------------------------------------------------------------------------------------------------------
                                       account.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      4                  6           All assessments of uncollectible accounts receivable are done
------------------------------------------------------------------------------------------------------------------------------------
                                       at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
------------------------------------------------------------------------------------------------------------------------------------
                                       down to Inc.'s subsidiaries as deemed necessary.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      6               Insiders       Payments to insiders include a portion of the Court approved retention
------------------------------------------------------------------------------------------------------------------------------------
                                       payments in the month of January.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      6             Notes/Leases     Pegasus Lease Payments for March & April '02 were not made, pending legal
------------------------------------------------------------------------------------------------------------------------------------
                                       resolution to previous Rate Reduction agreement & BR Court approval
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      7                  3           All insurance policies are carried in the name of Kitty Hawk, Inc. and its
------------------------------------------------------------------------------------------------------------------------------------
                                       subsidiaries. Therefore, they are listed here accordingly.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      3                  3           The current general ledger system is not able to provide a detail of customer
------------------------------------------------------------------------------------------------------------------------------------
                                       cash receipts segregated by prepetition and post petition accounts receivable.
------------------------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                           APRIL, 2002

ACCRUAL BASIS-1

8.   OTHER (ATTACH LIST)                        $ (20,011,617)Reported
                                                -------------
       Intercompany Receivables                   (24,552,837)
       Deposits - State Street Bank (TA Air)                0
       Deposits - Landing & Parking                    54,000
       Deposits - Ventura Aerospace                    65,125
       Deposits - Rent                                113,643
       Deposits - Misc                                345,125
       A/C Held for Resale/TIMCO Cr                 3,870,594
       Intangible - Mather                             92,733
                                                --------------
       TOTAL CASH                                 (20,011,617)Detail
                                                --------------
                                                            - Difference
14.  OTHER (ATTACH LIST)                        $   2,020,460 Reported
                                                -------------
       Deposits - Aircraft Leases                   2,020,460
       Intangible - ATAZ STC                                0
                                                -------------
                                                    2,020,460 Detail
                                                -------------
                                                            - Difference
22.  OTHER (ATTACH LIST)                        $ (46,881,002)Reported
                                                -------------
       Accrued A/P                                  4,200,244
       Deposit held for ATAZ sale                           0
       Accrued Salaries & Wages                       875,140
       Accrued 401K & Misc PR Deductions              102,792
       Accrued PR Taxes (FICA)                         64,564
       Accrued Fuel Exp                             2,169,795
       Accrued Interest                                     0
       Accrued Maintenance Reserves                (1,997,241)
       Accrued Fed Income Tax (Post)              (52,296,296)
                                                -------------
                                                  (46,881,002)Detail
                                                -------------
                                                            - Difference
27.  OTHER (ATTACH LIST)                        $  19,313,688 Reported
                                                -------------
       Accrued A/P                                  4,821,067
       Accrued Maintenance Reserves                10,267,512
       Accrued Fed Income Tax (Pre)                 3,332,363
       Accrued Taxes - Other                              474
       FINOVA Equip Accrued                           307,272
       Pegasus Lease Incentive                        585,000
                                                -------------
                                                   19,313,688 Detail
                                                -------------
                                                            - Difference

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                    APRIL, 2002

ACCRUAL BASIS-2
13. OTHER (ATTACH LIST)                                  $  2,717,143 Reported
                                                         ------------
      Aircraft Expense                                        460,570
      Maintenance                                             538,345
      Fuel                                                     84,245
      Ops Wages                                             1,312,032
      Ops Wages-Grnd                                          130,994
      Ground Handling                                               0
      Other Operating Exp                                     239,749
      Contract Labor (I/C)                                    -48,792
      SFAS 121 Write-down of Assets, W-Net Cancel                   0
                                                         ------------
                                                            2,717,143 Detail
                                                         ------------
                                                                    - Difference
16  NON OPERATING INCOME (ATT. LIST)                         ($16,096)Reported
                                                         ------------
      Non-Op Income                                           (16,096)Detail
                                                         ------------
                                                                    - Difference
17  NON OPERATING EXPENSE (ATT. LIST)                    $          0 Reported
                                                         ------------
       Non-Op Expense                                               - Detail
                                                         ------------
                                                                    - Difference
21  OTHER (ATTACH LIST)                                   ($3,564,522)Reported
                                                         ------------
      (Gain)/Loss on Sale of Assets                              (350)
      Credit for Allocation of A/C Costs to KH I/C         (3,564,172)
                                                         ------------
                                                           (3,564,522)Detail
                                                         ------------
                                                                    - Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                  (1,529,105)Reported
                                                         ------------
      Transfer to Inc - all money sweeps                   (1,529,105)Detail
                                                         ------------
         to KH Inc. Case #400-42141                                 - Difference
                                                         ------------